UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): April 3, 2007

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



        North Carolina                   1-13408              56-1362926
(State or Other Jurisdiction of  (Commission File Number)    (IRS Employer
        Incorporation)                                      Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas       75225
               (Address of Principal Executive Offices)         (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01.  Regulation FD Disclosure

On April 3, 2007, Digital Recorders, Inc. announced that its Digital Recorders division, based in Research Triangle Park, N.C., has received an order from Des Moines Area Regional Transit Authority in Iowa for more than $350,000 worth of digital video surveillance products designed especially for transit security.

This order does not represent a "material definitive agreement" of the type required to be disclosed under Item 1.01 of Form 8-K.

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01. Financial Statements and Exhibits

(a) Exhibits.
         99.1     Press release dated April 3, 2007.


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Signature(s)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            DIGITAL RECORDERS, INC.

Date: April 3, 2007         By:    /s/ STEPHEN P. SLAY
                                   -----------------------------------------
                                   Stephen P. Slay
                                   Vice President, Chief Financial Officer,
                                   Treasurer, and Secretary

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INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION

         99.1     Press release dated April 3, 2007.


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                                  Exhibit 99.1

                        Press Release Dated April 3, 2007